UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2011 (May 3, 2011)

TOMOTHERAPY INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin  53717

 (Address of principal executive offices) (zip code)

(608) 824-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On May 5, 2011, TomoTherapy Incorporated, a Wisconsin corporation (the “Company”) and T. Rockwell Mackie, Chairman of the Board of Directors and co-founder of the Company, entered into a Second Amendment to Employment Agreement (the “Amendment”). The Amendment provides for tax “gross-up” payments with respect to excise tax liability, if any, under Internal Revenue Code Section 4999 related to Section 280G excess parachute payments.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 8.01. Other Events

On May 3, 2011, the Company reported results for the quarter ended March 31, 2011.  For the quarter ended March 31, 2011, revenue was $47.2 million, an increase of 12% from $42.1 million in the first quarter of 2010. Revenue from product sales was $31.7 million in the first quarter of 2011, up 8% compared to the same quarter last year, and revenue from service and other was $15.5 million in the first quarter of 2011, up 21% compared to the same quarter last year. The Company reported a first quarter 2011 loss from operations of $9.7 million, a $3.7 million increase from the $6.0 million loss from operations for the same quarter last year.

The Company incurred a net loss attributable to shareholders of $7.2 million, or $0.13 per share, for the first quarter of 2011, compared to a net loss of $4.7 million, or $0.09 per share, for the first quarter of 2010. Included in the results for the first quarter of 2011 are expenses related to the proposed merger (the “Merger”) with Accuray Incorporated, a Delaware corporation (“Accuray”), of $2.1 million, or $0.04 per share.

As of March 31, 2011, the Company had $137.4 million of cash, cash equivalents and short-term investments, representing a $14.7 million decrease from December 31, 2010. There were no borrowings against the Company’s credit facility during the quarter.

As of March 31, 2011, the Company had a revenue backlog of $130.8 million, a 2% decrease from the $133.0 million backlog as of December 31, 2010. The backlog includes $28.6 million of equipment orders received during the first quarter of 2011. Backlog includes firm orders that the Company believes are likely to ship within the next two years, as well as the minimum payments due to the Company under system rental contracts. Backlog does not include any revenue from service contracts, which represents a growing portion of the Company’s overall revenue.

Set forth below are the Company’s unaudited Condensed Consolidated Statements of Operations for the quarters ended March 31, 2011 and March 31, 2010 and unaudited Condensed Consolidated Balance Sheets as of March 31, 2011 and December 31, 2010.

TOMOTHERAPY INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31
	2011	2010

Revenue:
Product	$31,677	$29,229
Service and other	15,496	12,851
Total revenue	47,173	42,080
Cost of revenue:
Product	14,239	12,785
Service and other	20,125	16,691
Total cost of revenue	34,364	29,476
Gross profit	12,809	12,604
Operating expenses:
Research and development	7,441	7,540
Selling, general and administrative	15,032	11,034
Total operating expenses	22,473	18,574
Loss from operations	(9,664)	(5,970)
Other income (expense):
Interest income	215	531
Interest expense	(29)	(11)
Other income (expense), net	1,741	(448)
Total other income (expense)	1,927	72
Loss before income tax and noncontrolling interests	(7,737)	(5,898)
Income tax expense (benefit)	753	(44)
Net loss	(8,490)	(5,854)
Noncontrolling interests	1,325	1,176
Net loss attributable to shareholders	$(7,165)	$(4,678)

Weighted-average common shares outstanding - basic and diluted	53,125	51,566

Loss per common share - basic and diluted	$(0.13)	$(0.09)

TOMOTHERAPY INCORPORATED AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	March 31,	December 31,
	2011	2010

ASSETS
Cash and cash equivalents (CPAC balances of $68 and $333)	$137,362	$123,905
Short-term investments	—	28,150
Receivables, net (CPAC balances of $0 and $244)	29,735	32,850
Inventories, net	59,094	49,270
Prepaid expenses and other current assets (CPAC balances of $8 and $74)	1,682	1,816
Total current assets	227,873	235,991
Property and equipment, net (CPAC balances of $2,752 and $2,941)	21,065	22,026
Other non-current assets, net (CPAC balances of $103 and $106)	13,326	11,545
TOTAL ASSETS	$262,264	$269,562

LIABILITIES AND EQUITY
Accounts payable (CPAC balances of $121 and $103)	$21,498	$13,405
Notes payable (CPAC balances of $754 and $530)	754	530
Accrued expenses (CPAC balances of $601 and $647)	27,220	30,388
Accrued warranty	4,354	5,045
Deferred revenue	32,441	34,033
Customer deposits	14,154	17,483
Total current liabilities	100,421	100,884
Other non-current liabilities (CPAC balances of $15 and $16)	2,049	2,477
TOTAL LIABILITIES	102,470	103,361

Total shareholders’ equity	157,502	162,593
Noncontrolling interests	2,292	3,608
TOTAL EQUITY	159,794	166,201

TOTAL LIABILITIES AND EQUITY	$262,264	$269,562

Item 9.01.  Financial Statements and Exhibits

Number	Description
10.1	Second Amendment to Employment Agreement, dated as of May 5, 2011, by and between the Company and T. Rockwell Mackie.

Additional Information about the Merger and Where to Find It

In connection with the proposed transactions contemplated by that certain Agreement and Plan of Merger, dated March 6, 2011 (the “proposed transaction”), among the Company, Accuray and Jaguar Acquisition, Inc., Accuray has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 and the Company will mail a proxy statement to its shareholders, and each will also be filing other documents regarding the proposed transaction with the SEC.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The final proxy statement will be mailed to the Company’s shareholders.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company and Accuray, without charge, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Brenda S. Furlow, Vice President and General Counsel, TomoTherapy Incorporated, 1240 Deming Way, Madison, Wisconsin, 53717, (608) 824-2800.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Amendment No. 1 thereto, which were filed with the SEC on March 3, 2011 and April 15, 2011, respectively.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOMOTHERAPY INCORPORATED

	By:	/s/ Thomas E. Powell
	Name:	Thomas E. Powell
	Title:	Chief Financial Officer and Treasurer
Date: May 5, 2011

EXHIBIT INDEX

Number	Description
10.1	Second Amendment to Employment Agreement, dated as of May 5, 2011, by and between the Company and T. Rockwell Mackie.